                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549




                                   FORM 8-K/A



                          AMENDMENT TO CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:   June 30, 1997



                              AUTOCAM CORPORATION



                             A Michigan Corporation
                         Commission File Number 0-19544
                 I.R.S. Employer Identification No. 38-2790152
               4070 East Paris Avenue, Kentwood, Michigan  49512
                           Telephone:  (616) 698-0707

This Amendment amends the Current Report on Form 8-K of Autocam Corporation (the "Company"), dated June 30, 1997. As provided in Item 7(a)(4) of the instructions to Form 8-K, such Current Report on Form 8-K did not include audited combined financial statements of Dowagiac Manufacturing Company, Inc. and Hamilton-Pax, Inc. (together, "The Hamilton Group"), the businesses acquired in the transaction, which were not available at the time the Current Report on Form 8-K was filed. This Amendment is filed to provide audited combined financial statements of The Hamilton Group and the required consolidating pro forma financial information.

The following information amends Item 7 of the Current Report on Form 8-K and sets forth, in its entirety, the information as amended.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Combined Financial Statements of Businesses Acquired. The following combined financial statements of The Hamilton Group are filed as part of this Current Report:

     Report of Independent Auditors

     Combined Balance Sheets as of March 31, 1997 (unaudited) and December 31, 1996

     Combined Statements of Operations for the Three Months Ended March 31, 1997 (unaudited) and for the Year Ended December 31, 1996

     Combined Statements of Shareholders' Equity for the Three Months Ended March 31, 1997 (unaudited) and for the Year Ended December 31, 1996

     Combined Statements of Cash Flows for the Three Months Ended March 31, 1997 (unaudited) and for the Year Ended December 31, 1996

     Notes to Combined Financial Statements

(b) Pro Forma Consolidating Financial Information. The following unaudited consolidating pro forma financial information is filed as part of this Current Report:

     Description of Consolidating Pro Forma Financial Information

     Consolidating Pro Forma Balance Sheet as of March 31, 1997

     Consolidating Pro Forma Statements of Operations for the nine months ended March 31, 1997 and for the year ended June 30, 1996.

     Notes to Consolidating Pro Forma Financial Information


(c)  Exhibits - None.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Autocam Corporation:

We have audited the accompanying combined balance sheet of Dowagiac Manufacturing Company, Inc. (a Michigan corporation) and Hamilton-Pax, Inc. (an Illinois corporation) (collectively, "The Hamilton Group"), both of which are under common ownership and common management, as of December 31, 1996, and the related combined statements of operations and shareholders' equity and of cash flows for the year then ended. These financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the combined financial position of Dowagiac Manufacturing Company, Inc. (a Michigan corporation) and Hamilton-Pax, Inc. (an Illinois corporation) as of December 31, 1996, and the combined results of their operations and their combined cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


August 31, 1997

                               THE HAMILTON GROUP

                            COMBINED BALANCE SHEETS





                                                  MARCH 31, 1997
                                                   (UNAUDITED)           DECEMBER 31, 1996
                                                  --------------         -----------------
ASSETS

CURRENT ASSETS:
Cash and equivalents                                  $2,493,973         $2,208,697
Accounts receivable                                    2,322,952          2,043,925
Inventories                                            1,631,696          1,634,632
Prepaid expenses and other                                93,474            165,959
                                                      ----------         ----------
TOTAL CURRENT ASSETS                                   6,542,095          6,053,213

PROPERTY, PLANT AND EQUIPMENT, NET                     2,412,815          2,550,234
OTHER LONG-TERM ASSETS                                   256,194            138,854
                                                      ----------         ----------
TOTAL ASSETS                                          $9,211,104         $8,742,301
                                                      ==========         ==========
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
Accounts payable                                      $  234,442         $  228,080
Accrued liabilities                                      170,792            430,391
                                                      ----------         ----------
TOTAL CURRENT LIABILITIES                                405,234            658,471

DEFERRED COMPENSATION                                     68,301            114,566

SHAREHOLDERS' EQUITY:
Common stock                                              26,000             26,000
Retained earnings                                      8,711,569          7,943,264
                                                      ----------         ----------
TOTAL SHAREHOLDERS' EQUITY                             8,737,569          7,969,264
                                                      ----------         ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $9,211,104         $8,742,301
                                                      ==========         ==========

See notes to combined financial statements.

                               THE HAMILTON GROUP

                       COMBINED STATEMENTS OF OPERATIONS





                                                                 FOR THE THREE
                                                            MONTHS ENDED MARCH  31, 1997        FOR THE YEAR ENDED
                                                                  (UNAUDITED)                   DECEMBER 31, 1996
                                                                  -----------                   -------------------
Sales                                                                 $3,480,969                 $12,441,918
Cost of sales                                                          2,077,403                   8,204,700
                                                                      ----------                 -----------
Gross profit                                                           1,403,566                   4,237,218
Selling, general and administrative                                      351,882                   1,126,890
                                                                      ----------                 -----------
Income from operations                                                 1,051,684                   3,110,328
Interest and other income, net                                             6,943                     110,180
                                                                      ----------                 -----------
Income before tax provision                                            1,058,627                   3,220,508
Tax provision                                                                                          6,511
                                                                      ----------                 -----------
NET INCOME                                                            $1,058,627                 $ 3,213,997
                                                                      ==========                 ===========

See notes to combined financial statements.

                               THE HAMILTON GROUP

                  COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY





                                      COMMON STOCK      RETAINED
                                     SHARES  AMOUNT     EARNINGS       TOTAL
                                     ------  -------  ------------  ------------
BALANCE, 1.1.96                         580  $26,000  $ 8,664,267   $ 8,690,267
Net income                                              3,213,997     3,213,997
Dividends to majority shareholder                      (3,935,000)   (3,935,000)
                                        ---  -------  -----------   -----------
BALANCE, 12.31.96                       580   26,000    7,943,264     7,969,264

Net income (unaudited)                                  1,058,627     1,058,627
Dividends to majority shareholder
(unaudited)                                              (290,322)     (290,322)
                                        ---  -------  -----------   -----------
BALANCE, 3.31.97 (UNAUDITED)            580  $26,000  $ 8,711,569   $ 8,737,569
                                        ===  =======  ===========   ===========

See notes to combined financial statements.

                               THE HAMILTON GROUP

                       COMBINED STATEMENTS OF CASH FLOWS





                                                                FOR THE THREE
                                                                MONTHS ENDED
                                                                MARCH 31, 1997             FOR THE YEAR ENDED
                                                                 (UNAUDITED)               DECEMBER 31, 1996
                                                                 -----------              ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                        $1,058,627                 $ 3,213,997
Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                                    138,105                     701,604
    Gain on disposal of asset                                                                     (6,934)
    Changes in assets and liabilities that provided
       (used) cash:
       Accounts receivable                                          (278,143)                    291,276
       Inventories                                                     2,936                     152,418
       Prepaid expenses and other                                     72,485                     (18,192)
       Accounts payable                                                6,362                     (36,626)
       Accrued liabilities                                          (259,599)                     88,190
       Deferred compensation                                         (46,265)                    (28,801)
                                                                  ----------                 -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                            694,508                   4,356,932
                                                                  ----------                 -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                                (118,026)                   (708,852)
Proceeds from sale of equipment                                                                   17,266
Proceeds from sale of marketable securities                                                    1,115,524
Loan to majority shareholder                                                                     (70,000)
Insurance proceeds from casualty loss and other                         (884)                      9,434
                                                                  ----------                 -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                 (118,910)                    363,372
                                                                  ----------                 -----------
CASH FLOWS FROM FINANCING ACTIVITIES -
Cash dividends paid                                                 (290,322)                 (3,935,000)
                                                                  ----------                 -----------
NET CASH USED IN FINANCING ACTIVITIES                               (290,322)                 (3,935,000)
                                                                  ----------                 -----------
NET INCREASE IN CASH AND EQUIVALENTS                                 285,276                     785,304
Cash and equivalents at beginning of period                        2,208,697                   1,423,393
                                                                  ----------                 -----------
CASH AND EQUIVALENTS AT END OF PERIOD                             $2,493,973                 $ 2,208,697
                                                                  ==========                 ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
   Interest                                                       $    3,735                 $    21,404
   Income taxes                                                        7,317                      19,348

See notes to combined financial statements.

                               THE HAMILTON GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS



1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION - The accompanying combined financial statements of Dowagiac Manufacturing Company, Inc. and Hamilton-Pax, Inc. (together, "The Hamilton Group"), both of which are under common ownership and management, as of and for the year ended December 31, 1996, have been prepared in accordance with generally accepted accounting principles.

The accompanying unaudited combined financial statements of The Hamilton Group as of and for the three months ended March 31, 1997, have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, these financial statements reflect all adjustments necessary to present fairly such information in accordance with generally accepted accounting principles.

All significant intercompany accounts and transactions have been eliminated in combination.

NATURE OF BUSINESS - The Hamilton Group is primarily engaged in the manufacture of braking system components which are sold primarily to first- and second-tier suppliers to the automotive industry within the United States.

CASH AND EQUIVALENTS include investments with maturities of less than 90 days. Cash and equivalents were held at certain banks in excess of the $100,000 limit insured by the Federal Deposit Insurance Corporation.

ACCOUNTS RECEIVABLE - All accounts due from customers are considered collectible as of March 31, 1997 and December 31, 1996, and therefore, no allowances for doubtful accounts were recorded.

INVENTORIES are valued at lower of cost or market, with cost determined on a first-in, first-out basis.

PROPERTY, PLANT AND EQUIPMENT, NET, are stated at cost. Improvements and betterments are capitalized; maintenance and repairs are charged to expense as incurred. When equipment is retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the respective accounts and any gains or losses arising from the disposition are reflected in income. Depreciation is provided for over the estimated useful lives of the related assets computed by both straight-line and accelerated methods. Leasehold improvements are amortized over the term of the lease or their useful lives, if shorter. Estimated useful lives by asset category are as follows:



Buildings                               25-35 years
Building and leasehold improvements        10 years
Vehicles                                 3- 5 years
Machinery and equipment                  5-10 years
Office equipment                         5- 8 years

                               THE HAMILTON GROUP

1.   NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
     CONCLUDED

INCOME TAXES - The Hamilton Group has elected to be taxed as an S corporation under Section 1362 of the Internal Revenue Code. As a result, the shareholders will include on their individual income tax returns the earnings or losses of The Hamilton Group and pay income taxes on their allocable shares.
Accordingly, the accompanying financial statements contain no provision nor liability for Federal income taxes. The tax provision reflected therein represents taxes due to the State of Illinois.

REVENUE RECOGNITION - Sales are recognized at the time product is shipped.

COMMON STOCK includes the following:


- -    Hamilton-Pax, Inc.:  2,000 shares authorized; 540 shares issued and outstanding.
- -    Dowagiac Manufacturing Company, Inc.:  100 shares authorized; 40 shares issued and outstanding.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes the estimates are reasonable, actual results could differ from those estimates.


2. INVENTORIES

Inventories consisted of the following as of March 31, 1997 and December
31, 1996:


                           MARCH 31, 1997
                            (UNAUDITED)           DECEMBER 31, 1996
                             -----------          -----------------
 Raw materials              $  559,490               $  562,426
 Work in-process               811,202                  811,202
 Finished goods                261,004                  261,004
                            ----------               ----------
 TOTAL INVENTORIES          $1,631,696               $1,634,632
                            ==========               ==========

                               THE HAMILTON GROUP

3. PROPERTY, PLANT AND EQUIPMENT, NET

Net property, plant and equipment consisted of the following as of March 31, 1997 and December 31, 1996:


                                                    MARCH 31, 1997
                                                     (UNAUDITED)           DECEMBER 31, 1996
                                                     -----------           -----------------
 Land                                               $    76,312             $    76,312
 Buildings                                            1,062,545               1,062,545
 Leasehold improvements                                 200,000                 200,000
 Machinery and equipment                              6,337,542               6,336,857
 Vehicles                                               197,128                 197,128
 Furniture and fixtures                                 245,579                 245,579
                                                    -----------             -----------
 TOTAL                                                8,119,106               8,118,421
 Accumulated depreciation and amortization           (5,706,291)             (5,568,187)
                                                    -----------             -----------
 PROPERTY, PLANT AND EQUIPMENT, NET                 $ 2,412,815             $ 2,550,234
                                                    ===========             ===========

4. RELATED PARTY TRANSACTIONS

The Hamilton Group leases its Dowagiac, Michigan manufacturing facilities from a trust under which the majority shareholder is a beneficiary on a month-to-month basis. Rent expense for the three months ended March 31, 1997 (unaudited) and year ended December 31, 1996 was $22,300 and $89,300, respectively.

In January 1991, The Hamilton Group entered into a deferred compensation agreement with a former officer which requires annual payments of $50,000 to him or his designated beneficiary for a ten-year period ending January 2000. A liability has been established equal to the present value of the obligation.

The Hamilton Group is affiliated through common ownership and management with Charles Laue, Ltd. Advances of $20,000 were made to Charles Laue, Ltd. in 1996.

As of December 31, 1996, $70,000 was advanced to the majority shareholder. Such amount is included in Accounts Receivable.


5.   TRANSACTIONS WITH MAJOR CUSTOMER

A major customer accounted for 67% of sales in 1996. Outstanding accounts receivable from this customer totaled $1,575,000 (unaudited) and $1,319,000 as of March 31, 1997 and December 31, 1996, respectively.

                               THE HAMILTON GROUP

               NOTES TO COMBINED FINANCIAL STATEMENTS - CONCLUDED



6.   SUBSEQUENT EVENT

A majority of the assets of The Hamilton Group were purchased by Autocam-Pax, Inc., a wholly-owned subsidiary of Autocam Corporation, on June 30, 1997 for $18,081,000, and certain liabilities totaling $699,000 as of June 30, 1997 were assumed.

                 CONSOLIDATING PRO FORMA FINANCIAL INFORMATION



On June 30, 1997, Autocam-Pax, Inc., a wholly-owned subsidiary of Autocam Corporation (the "Company"), purchased a majority of the assets of Dowagiac Manufacturing Company, Inc. and Hamilton-Pax, Inc. (together, "The Hamilton Group"), both of which are under common ownership and management, for $18,081,000 in cash, and assumed certain liabilities totaling $699,000 as of June 30, 1997. The associated Asset Purchase Agreement, dated June 30, 1997, is incorporated by reference to Exhibit 2.1 of the Company's Form 8-K, filed July 14, 1997.

In addition to its customer base, the primary assets of The Hamilton Group include accounts receivable, inventories of automotive braking system components, machinery and other fixed assets, and manufacturing facilities in Dowagiac, Michigan and Gaffney, South Carolina. The Hamilton Group's corporate offices are in Chicago, Illinois. Although certain inventories and machinery and other fixed assets located in Chicago were included in the purchase, neither the services of the personnel, nor the land and building were acquired.

The following unaudited consolidating pro forma balance sheet as of March 31, 1997 is based upon the historical consolidated financial statements of the Company and the combined financial statements of The Hamilton Group as of that date, after giving effect to the acquisition as if such transaction had occurred on March 31, 1997. The following unaudited consolidating pro forma statements of operations for the nine months ended March 31, 1997 and for the year ended June 30, 1996 are based upon the historical consolidated financial statements of the Company and combined financial statements of The Hamilton Group for those periods, after giving effect to the acquisition as if such transaction had occurred on July 1, 1995.

The consolidating pro forma financial statements may not be indicative of the results that actually would have been attained if the acquisition had occurred on the dates indicated or which may be attained in the future.

The consolidating pro forma adjustments are described in the accompanying notes to the consolidating pro forma financial statements. The consolidating pro forma financial statements should be read in conjunction with the notes thereto and the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended June 30, 1996 and Quarterly Report on Form 10-Q for the three and nine months ended March 31, 1997, and the combined financial statements of The Hamilton Group presented elsewhere in this Amendment to Current Report on Form 8-K.

                     CONSOLIDATING PRO FORMA BALANCE SHEET
                                 MARCH 31, 1997
                                  (UNAUDITED)





                                                      THE        THE HAMILTON          PRO FORMA            PRO FORMA
                                                   COMPANY (1)    GROUP (2)          ADJUSTMENTS (3)        COMBINED
                                                   -----------   ------------        ---------------       -----------
ASSETS

CURRENT ASSETS:
Cash and equivalents                             $ 1,517,832    $2,493,973          ($2,492,084)         $ 1,519,721
Accounts receivable                                6,611,421     2,322,952              (21,505)           8,912,868
Inventories                                        4,050,244     1,631,696              (13,195)           5,668,745
Prepaid expenses and other                           714,757        93,474               17,135              825,366
                                                 -----------    ----------         ------------          -----------
TOTAL CURRENT ASSETS                              12,894,254     6,542,095           (2,509,649)          16,926,700

PROPERTY, PLANT AND EQUIPMENT, NET                43,213,632     2,412,815            6,004,523           51,630,970
GOODWILL                                               2,148                          7,553,181            7,555,329
OTHER LONG-TERM ASSETS                             8,809,450       256,194             (138,854)           8,926,790
                                                 -----------    ----------         ------------          -----------
TOTAL ASSETS                                     $64,919,484    $9,211,104         $ 10,909,201          $85,039,789
                                                 ===========    ==========         ============          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Current maturities of long-term obligations      $ 4,756,150                       $  1,250,000          $ 6,006,150
Accounts payable                                   4,970,612    $  234,442                                 5,205,054
Accrued liabilities                                1,676,343       170,792            1,465,074            3,312,209
                                                 -----------    ----------         ------------          -----------
TOTAL CURRENT LIABILITIES                         11,403,105       405,234            2,715,074           14,523,413
LONG-TERM OBLIGATIONS, NET OF CURRENT
    MATURITIES                                    10,632,535                         16,830,696           27,463,231
DEFERRED CREDITS AND OTHER LIABILITIES             7,611,588        68,301              101,000            7,780,889
SHAREHOLDERS' EQUITY                              35,272,256     8,737,569           (8,737,569)          35,272,256
                                                 -----------    ----------         ------------          -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $64,919,484    $9,211,104         $ 10,909,201          $85,039,789
                                                 ===========    ==========         ============          ===========

See notes to consolidating pro forma financial information.

                CONSOLIDATING PRO FORMA STATEMENTS OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)




                                                                 THE
                                               THE             HAMILTON          PRO FORMA                   PRO FORMA
                                            COMPANY (1)       GROUP (2)          ADJUSTMENTS      NOTES        COMBINED
                                          -------------    ------------         ------------      -----      ----------
Sales                                        $45,975,116     $9,461,874                                     $55,436,990
Cost of sales                                 35,910,481      6,009,018          $   314,036    (4)          42,233,535
                                             -----------     ----------          -----------                -----------
Gross profit                                  10,064,635      3,452,856             (314,036)                13,203,455
Selling, general and administrative            2,872,478        715,623                                       3,588,101
                                             -----------     ----------          -----------                -----------
Income from operations                         7,192,157      2,737,233             (314,036)                 9,615,354
Interest and other income (expense), net      (1,018,995)        18,871             (948,528)   (5)          (1,948,652)
                                             -----------     ----------          -----------                -----------
Income before tax provision                    6,173,162      2,756,104           (1,262,564)                 7,666,702
Tax provision                                  2,147,839                             507,804    (6)           2,655,643
                                             -----------     ----------          -----------                -----------
PRO FORMA NET INCOME                         $ 4,025,323     $2,756,104          $(1,770,368)               $ 5,011,059
                                             ===========     ==========          ===========                ===========

PRO FORMA NET INCOME PER SHARE               $       .70                                                    $       .87
                                             ===========                                                    ===========
Pro forma weighted average shares
    outstanding                                5,774,926                                                      5,774,926

See notes to consolidating pro forma financial information.


                CONSOLIDATING PRO FORMA STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996
                                  (UNAUDITED)




                                                                 THE
                                               THE             HAMILTON          PRO FORMA                   PRO FORMA
                                            COMPANY (1)       GROUP (2)          ADJUSTMENTS      NOTES        COMBINED
                                          -------------    ------------         ------------      -----      ----------
Sales                                        $57,711,295    $12,854,452                                     $70,565,747
Cost of sales                                 44,231,105      7,785,797          $   313,360    (4)          52,330,262
                                             -----------     ----------          -----------                -----------
Gross profit                                  13,480,190      5,068,655             (313,360)                18,235,485
Selling, general and administrative            3,581,122      1,020,498                                       4,601,620
                                             -----------     ----------          -----------                -----------
Income from operations                         9,899,068      4,048,157             (313,360)                13,633,865
Interest and other income (expense), net      (1,396,155)       119,447           (1,452,661)   (5)          (2,729,369)
                                             -----------     ----------          -----------                -----------
Income before tax provision                    8,502,913      4,167,604           (1,766,021)                10,904,496
Tax provision                                  2,913,866          8,611              822,222    (6)           3,744,699
                                             -----------     ----------          -----------                -----------
PRO FORMA NET INCOME                         $ 5,589,047    $ 4,158,993          $(2,588,243)               $ 7,159,797
                                             ===========   ============          ===========                ===========
PRO FORMA NET INCOME PER SHARE               $       .97                                                    $      1.24
                                             ===========                                                    ===========
Pro forma weighted average shares
    outstanding                                5,778,300                                                      5,778,300

See notes to consolidating pro forma financial information.

             NOTES TO CONSOLIDATING PRO FORMA FINANCIAL INFORMATION



1.   Historical Balance Sheet as of March 31, 1997 and the historical
     Statements of Operations for the nine months ended March 31, 1997 and the year ended June 30, 1996 of the Company.

2.   Historical Balance Sheet as of March 31, 1997 and the historical
     Statements of Operations for the nine months ended March 31, 1997 and the year ended June 30, 1996 of The Hamilton Group.

3. Represents the consolidating pro forma balance sheet adjustments required to account for the acquisition as a purchase, including the following:

     - To eliminate certain cash and equivalents, receivables, prepaid expenses, property, plant and equipment, and other long-term assets not acquired.
     - To adjust inventories and certain prepaid expenses acquired to their estimated fair values.
     - To adjust property, plant, and equipment acquired to its estimated fair market value and eliminate historical accumulated depreciation.
     - To record goodwill as the excess of the acquisition cost over the fair value of the net assets acquired.
     -    To eliminate certain accrued liabilities not assumed.
     -    To reflect the financing transactions related to the acquisition.
          Such financing was presented as a $10,000,000 acquisition term note, payable in equal principal amounts over six years. The balance of the acquisition price was assumed to have been financed with a revolving credit note classified as a long-term obligation. All borrowings were assumed to bear interest at 8% per annum.
     - To record $1,000,000 of contingent consideration relating to the acquisition, and record liabilities relating to other acquisition costs
          (e.g., professional services).
     -    To adjust accrued liabilities to their present values.
     -    To record a liability for deferred State income tax.
     -    To eliminate The Hamilton Group's historical shareholders' equity.



4. Represents the consolidating pro forma income statement adjustments required to account for the acquisition as a purchase, including the following:

     - To adjust depreciation expense reflecting the differences in the Company's and The Hamilton Group's depreciable bases of property, plant and equipment.
     - To record goodwill amortization. Goodwill was assumed to be amortized over twenty years on a straight-line basis.
     -    To eliminate certain expenses associated with The Hamilton Group's
          Chicago facility as such facility was not acquired, nor were the services of certain personnel employed there retained.

5. To record interest expense associated with the financing of the acquisition.

6. To record a provision for Federal income taxes as The Hamilton Group elected to be taxed as a subchapter S corporation under Section 1362 of the Internal Revenue Code.


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 9, 1997

                                        AUTOCAM CORPORATION

                                        /s/ WARREN A. VELTMAN
                                        --------------------------------------
                                        Warren A. Veltman, Principal Financial
                                          and Accounting Officer